Exhibit 10.48

Execution Version

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is entered into as of March 7, 2021, by and among PAR Investment Partners, L.P., a Delaware limited partnership (“Buyer”), Sun Country Airlines Holdings, Inc., a Delaware corporation (the “Company”), and SCA Horus Holdings, LLC, a Delaware limited liability company (“Seller”).

Capitalized terms used but not defined in this Agreement have the meanings ascribed thereto in the Underwriting Agreement to be entered into among Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters, and the Company (the “Underwriting Agreement”).

WHEREAS, in connection with the initial public offering (the “IPO”) of the common stock, par value $0.01 per share (the “Common Stock”), of the Company pursuant to the Registration Statement, Buyer desires to purchase from Seller and Seller desires to sell to Buyer shares of Common Stock pursuant to the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the closing of the purchase and sale of the Shares (as defined below) pursuant hereto is conditioned upon the simultaneous closing of the IPO; and

WHEREAS, in connection with the execution of this Agreement, Buyer shall execute and deliver to the Company the Lock-Up Agreement in the form agreed upon by the Company and Buyer and the FINRA questionnaire in the form delivered to Buyer by the Underwriters.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth below, the parties hereto hereby agree as follows:

1. Sale of Shares.

(a) Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, a number of shares of Common Stock (rounded down to the nearest whole share) equal to (i) $50,000,000 divided by (ii) 94% of the price per share of Common Stock paid by the public in the IPO (the “Shares”). The purchase price per Share to be paid by Buyer (the “Price Per Share”) is equal to 94% of the price per share of Common Stock paid by the public in the IPO. The total purchase price to be paid by Buyer for the Shares is equal to (x) the number of Shares multiplied by (y) the Price Per Share (the “Purchase Price”).

(b) Closing. The closing of the sale and purchase of the Shares (the “Closing”) shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019, or at such other place as shall be agreed upon by the parties hereto, on the date that all of the conditions set forth in Section 4 of this Agreement are either satisfied or waived. At the Closing, Buyer shall deliver the Purchase Price to Seller in exchange for delivery of the Shares to Buyer by transfer via DWAC.

(c) Payment of Purchase Price. Payment by Buyer of the Purchase Price to Seller shall be made by wire transfer of immediately available funds to an account specified in writing by Seller.

2. Representations and Warranties.

2.1 Representations and Warranties of the Company. The Company represents and warrants to Buyer as follows:

(a) The Registration Statement will not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed IPO, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission.

(b) The Prospectus will not, as of its date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

(c) The Pricing Disclosure Package will not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

(d) Each Issuer Free Writing Prospectus listed in Schedule IV to the Underwriting Agreement, when taken together with the Pricing Disclosure Package, will not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus listed in Schedule IV to the Underwriting Agreement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein.

(e) The Company and each of its subsidiaries has been duly organized, is validly existing and in good standing (to the extent such concept is recognized in such jurisdiction) as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified, validly existing or in good standing would not, individually or in the aggregate, reasonably be expected to (a) have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management or business of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”) or (b) prevent the consummation of the transactions contemplated by this Agreement . The Company and each of its subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged as described in the most recent Preliminary Prospectus. None of the subsidiaries of the Company (other than any subsidiaries listed in Exhibit 21 to the Registration Statement) is a “significant subsidiary” (as defined in Rule 405 under the Securities Act).

(f) The Company has an authorized capitalization as set forth under the heading “Capitalization” in each of the most recent Preliminary Prospectus and the Prospectus as of the date or dates set forth therein, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and were issued in compliance with federal and state securities laws. All of the issued shares of capital stock or other ownership interest of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable (to the extent such concept is applicable) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as described in the most recent Preliminary Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

(g) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

(h) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts, defaults, breaches or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(i) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

(j) The historical financial statements (including the related notes and supporting schedules) included in the most recent Preliminary Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as otherwise stated therein. The supporting schedules, if any, present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the most recent Preliminary Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. All disclosures contained in the most recent Preliminary Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(k) KPMG LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries, whose report appears in the most recent Preliminary Prospectus, are independent public accountants as required by the Securities Act and the rules and regulations thereunder.

(l) The Company and each of its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. As of the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by KPMG LLP, there were no material weaknesses in the Company’s internal controls. Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by KPMG LLP, (i) the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls, or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries; and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002 as of an earlier date than it would otherwise be required to so comply under applicable law).

(m) (i) The Company and each of its subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(n) Except as described in the most recent Preliminary Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since the date of the latest audited financial statements included in the most recent Preliminary Prospectus, neither the Company nor any of its subsidiaries has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (whether domestic or foreign), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business, or (iv) declared or paid any dividend on their capital stock. Since the date of the latest audited financial statements included in the most recent Preliminary Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, in each case except as described in the most recent Preliminary Prospectus or as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances and defects as (i) are described in the most recent Preliminary Prospectus or (ii) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(p) The Company and each of its subsidiaries have, and are operating in compliance with, such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the most recent Preliminary Prospectus, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries have fulfilled and performed all of their respective obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course.

(q) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries own or possess adequate rights to use all patents, trademarks, service marks, trade names, domain names and other source identifiers, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other intellectual property or proprietary rights, including all registrations or applications for registration of, and goodwill associated with, any of the foregoing (collectively, “Intellectual Property Rights”) material to or necessary for the conduct of their respective businesses now conducted or proposed to be conducted in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and, to the Company’s knowledge, no such Intellectual Property Rights are invalid or unenforceable, in whole or in part. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries has not infringed, misappropriated or otherwise violated, and has not received any notice of any claim of infringement, misappropriation or other violation of, any Intellectual Property Rights of others. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, to the knowledge of the Company, none of the Intellectual Property Rights owned by the Company or its subsidiaries are being infringed, misappropriated or otherwise violated by any third party.

(r) Except as disclosed in the most recent Preliminary Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the Company’s knowledge, no such proceedings are threatened by governmental authorities or others.

(s) There are no contracts or other documents required to be described in the Registration Statement or the most recent Preliminary Prospectus or filed as exhibits to the Registration Statement, that are not described and filed as required. The statements made in the most recent Preliminary Prospectus, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed, constitute accurate summaries of the terms of such contracts and documents in all material respects.

(t) The statements made in the most recent Preliminary Prospectus and Prospectus under the captions “Risk Factors—Risks Related to Our Industry”, “Risk Factors—Risks Related to Our Business” and “Business—Government Regulation”, insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(u) The Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses as described in the most recent Preliminary Prospectus and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All material policies of insurance of the Company and its subsidiaries are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(v) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the most recent Preliminary Prospectus which is not so described.

(w) No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

(x) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, (iii) is in violation of any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or its own privacy policies or (iv) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business as described in the most recent Preliminary Prospectus, except in the case of clauses (ii), (iii) and (iv), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(y) Except as described in the most recent Preliminary Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries (i) are in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received written notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants. Except as described in the most recent Preliminary Prospectus, (x) there are no proceedings that are pending against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would reasonably be expected to have a material adverse effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) neither the Company nor any of its subsidiaries anticipate material capital expenditures relating to Environmental Laws.

(z) Except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes which have become due and payable by the Company or its subsidiaries, except for taxes, if any, as are being contested in good faith by appropriate proceedings and for which an appropriate reserve has been established in accordance with GAAP. No tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor does the Company have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be asserted against the Company, that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no Plan is or is reasonably expected to be in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA), (C) there has been no filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan or the receipt by the Company or any member of its Controlled Group from the PBGC or the Plan administrator of the notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (D) no conditions contained in Section 303(k)(1)(A) of ERISA for the imposition of a lien shall have been met with respect to any Plan and (E) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA) (“Multiemployer Plan”); (iv) no Multiemployer Plan is, or is expected to be, “insolvent” (within the meaning of Section 4245 of ERISA), or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 304 of ERISA); and (v) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service that it is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(bb) The statistical and market-related data included in the most recent Preliminary Prospectus are based on or derived from sources that the Company reasonably believes to be reliable in all material respects.

(cc) Neither the Company nor any of its subsidiaries is, and, after giving effect to the offer and sale of the Common Stock and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, none of them will be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder, or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(dd) The statements set forth in each of the most recent Preliminary Prospectus and the Prospectus under the captions “Description of Capital Stock” and “Material U.S. Federal Income Tax Considerations”, insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

(ee) Except as described in the most recent Preliminary Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(ff) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than the Underwriting Agreement) that would give rise to a valid claim against any of them for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Common Stock.

(gg) The Company has applied to list the Common Stock on the Nasdaq Global Select Market.

(hh) Neither the Company, any of the Company’s directors or officers nor any of its subsidiaries, nor, to the knowledge of the Company, any of the Company’s controlled affiliates, any employee, agent or other person associated with or acting on behalf of the Company or any of its subsidiaries, has in the course of its actions for, or on behalf of, the Company or any of its subsidiaries: (i) made any unlawful contribution, gift, or other unlawful expense relating to political activity; (ii) made any direct or indirect bribe, kickback, rebate, payoff, influence payment, or otherwise unlawfully provided anything of value, to any “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (collectively, the “FCPA”)) or domestic government official; or (iii) violated or is in violation of any provision of the FCPA, the Bribery Act 2010 of the United Kingdom, as amended (the “Bribery Act 2010”), or any other applicable anti-corruption or anti-bribery statute or regulation. The Company, its subsidiaries and, to the knowledge of the Company, their respective controlled affiliates have conducted their respective businesses in compliance with the FCPA, Bribery Act 2010 and all other applicable anti-corruption and anti-bribery statutes or regulations, and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to ensure, continued compliance therewith. Neither the Company nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(ii) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions in which the Company or its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, that have been issued, administered or enforced by any governmental agency having jurisdiction over the Company or such subsidiary (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(jj) Neither the Company, any of the Company’s directors or officers nor any of its subsidiaries, nor, to the knowledge of the Company, any of the Company’s controlled affiliates, any employee, agent or other person associated with or acting on behalf of the Company or any of its subsidiaries is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are: is: (i) currently the subject or the target of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); or (ii) located, organized or resident in a country or territory that is the subject or target of Sanctions (including, without limitation, Cuba, Iran, North Korea, Syria and Crimea); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing or facilitating the activities of any person, or in any country or territory, that at the time of such financing or facilitation and currently is the subject or target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as an underwriter, advisor, investor or otherwise) of Sanctions. The Company and its subsidiaries have not knowingly engaged in for the past five years, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction, is or was the subject or target of Sanctions.

(kk) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for the operation of the business of the Company or its subsidiaries as currently conducted, free and clear, to the knowledge of the Company, of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including any personal, personally identifiable, sensitive, confidential or regulated data (including the data and information of its customers, employees, suppliers, vendors and any third-party data collected, processed or stored by the Company or any of its subsidiaries, and any such data processed or stored by third parties on behalf of the Company or any of its subsidiaries) collected, processed, transferred, held, disclosed or otherwise used in connection with their businesses (collectively, “Personal Data”)) and, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there has been no breach, violation, outage, disablement, loss, destruction or unauthorized use, access, distribution or modification of or to any IT System or Personal Data of the Company or its subsidiaries.

(ll) The Company and each of its subsidiaries are in compliance with all applicable data privacy and security laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or any other governmental or regulatory authority and all applicable laws and contractual obligations regarding the collection, processing, use, transfer, storage, protection, disposal or disclosure by the Company and its subsidiaries of Personal Data (collectively, the “Privacy Obligations”) except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have in place, are in material compliance with, and take appropriate steps reasonably designed to (i) ensure compliance with its privacy policies; and (ii) reasonably protect the security and confidentiality of all Personal Data (collectively, the “Policies”). Since January 1, 2019, neither the Company nor any of its subsidiaries has received notice of any actual or potential material liability under or relating to, or actual or potential violation of, or is subject to any action, suit or proceeding by or before any court of governmental agency authority or body relating to any of the Privacy Obligations or Policies.

(mm) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged, including war risk insurance on its aircraft under the Federal Aviation Administration’s (the “FAA”) insurance program authorized under 49 U.S.C. § 44301 et seq.; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(nn) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries (i) possess all licenses, certificates, permits and other authorizations issued by all applicable authorities, including the Department of Transportation, the FAA and the Federal Communications Commission (collectively, the “Governmental Licenses”), necessary to conduct their respective businesses and the Governmental Licenses are valid and in full force and effect, (ii) are in compliance with the terms and conditions of all Governmental Licenses and (iii) have not received any notice of proceedings relating to the revocation or modification of any such

Governmental License. The Company (x) is an “air carrier” within the meaning of 49 U.S.C. Section 40102(a); (y) holds an air carrier operating certificate issued by the FAA pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo; and (z) is a “citizen of the United States” as defined in 49 U.S.C. Section 40102(a).

(oo) Except as disclosed in the most recent Preliminary Prospectus, neither the Company nor any of its subsidiaries has any securities rated by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.

2.2 Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows:

(a) Seller has reviewed and is familiar with the Registration Statement. As of the date of this Agreement, the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the foregoing representation and warranty is limited to the name and address of Seller, which information has been furnished in writing by or on behalf of Seller to the Company expressly for use therein. As of the date of this Agreement, Seller is not relying upon any material information concerning the Company or any subsidiary of the Company which is not set forth in the Registration Statement (and is otherwise required to be set forth in the Registration Statement) in making its decision to sell the Shares to be sold by Seller hereunder. Buyer has not made any representation to Seller about the advisability of the decision to sell the Shares or the potential future value of the Shares, and Seller has not relied on any representations of Buyer except those expressly set forth in Section 2.3 of this Agreement.

(b) At the closing of the transactions contemplated hereby Seller will have valid title to the Shares free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares. Upon payment by Buyer for the Shares, delivery of the Shares will pass valid title to the Shares, free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code, to Buyer without notice of an adverse claim.

(c) The execution and delivery by Seller of, and the performance by Seller of its obligations under this Agreement, the sale and delivery of the Shares, the consummation of the transactions contemplated herein and compliance by Seller with its obligations hereunder does not and will not contravene any provision of applicable law, or the certificate of formation or limited liability company agreement or other organizational documents of Seller, or any agreement or other instrument binding upon Seller or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Seller, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Seller of its obligations under this Agreement, except, in each case, where any such contravention or where the failure to obtain any such consent, approval, authorization or order would not reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated hereby.

(d) The execution and delivery of, and the performance by Seller of its obligations under, this Agreement has been duly and validly authorized by all necessary limited liability company action on the part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes the valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity.

(e) Within the six month period prior to the date of this Agreement, Seller has not (i) offered any Shares by means of any general solicitation or general advertising within the meaning of Rule 502(c) under Regulation D under the Securities Act; (ii) contacted anyone (other than Buyer and the other entities that are executing a similar securities purchase agreement on the date hereof) seeking to sell its ownership interest in the Company; (iii) provided information to anyone (other than Buyer and the other entities that are executing a similar securities purchase agreement on the date hereof) seeking to acquire its ownership interest in the Company; or (iv) engaged or authorized anyone to take any of the actions described in (i), (ii) or (iii) above on its behalf.

(f) Seller has not taken any action which would reasonably be expected to cause the sale of the Shares by Seller to Buyer to fail to qualify as exempt from the registration requirements of the Securities Act.

(g) Seller is not a party to any contract, agreement or understanding with any person other than any of the Underwriters that would give rise to a valid claim for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

2.3 Buyer Representations.

(a) Buyer represents and warrants to Seller and the Company that: (i) it is (A) an institutional “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act and (B) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act; (ii) it has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; (iii) it has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management; (iv) all documents, records, and information pertaining to its investment in the Common Stock and the Company that have been requested by it, if any, have been made available or delivered to it prior to the date hereof; (v) its financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and can bear the loss of the entire investment in such Shares; (vi) it is not purchasing the Shares as the result of any form of general solicitation or general advertising or as a result of Buyer’s review of public filings by the Company.

(b) Buyer represents and warrants to Seller and the Company that, to the best of its knowledge after reasonable inquiry, each of its partners is either an individual or an entity that is considered a United States person for federal tax purposes.

(c) This Agreement is made in reliance upon Buyer’s express representations, which it hereby represents and warrants to the Company and Seller, that (i) the Shares being purchased by Buyer are being acquired for Buyer’s own account (and not on behalf of any other person or entity) for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Shares or any portion thereof, (ii) Buyer was not organized for the specific purpose of acquiring the Shares and (iii) the Shares will not be sold by Buyer without registration under the Securities Act or applicable state securities laws, or an exemption therefrom.

(d) Buyer understands that the Shares being purchased by Buyer hereunder have not been registered under the Securities Act or any state securities laws and are instead being offered and sold in reliance on an exemption from such registration requirements and may not be offered, sold, transferred, resold or otherwise disposed of, except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and any state securities laws. Buyer represents and warrants to the Company and Seller that, to Buyer’s knowledge, Buyer has not taken any action which could reasonably be expected to cause the sale of the Shares to fail to qualify as exempt from the registration requirements of the Securities Act. Buyer further understands that unless the Shares are being resold pursuant to an effective registration statement under the Securities Act, Buyer will inform any subsequent purchaser of the Shares that the Shares being resold by Buyer have not been registered under the Securities Act or any state securities laws and may not be offered, sold, transferred, resold or otherwise disposed of, except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and any state securities laws.

Buyer further understands that Buyer’s representations and warranties hereunder will not preclude disposition of the Shares without registration thereof, in compliance with Rule 144 promulgated under the Securities Act (“Rule 144”). Buyer understands and acknowledges, however, that there may not be available when Buyer wishes to sell the Shares, or any portion thereof, the adequate current public information with respect to the Company which would permit offers or sales of such securities pursuant to Rule 144, and, therefore, compliance with the Securities Act or some other exemption from the registration and prospectus delivery requirements of the Securities Act may be required for any such offer or sale. Buyer also understands that Seller is an affiliate of the Company.

(e) Buyer represents and warrants to the Company and Seller that (i) Buyer is validly existing as a limited partnership in good standing under the laws of the State of Delaware; (ii) Buyer has all requisite partnership power and authority to execute and deliver this Agreement; and (iii) this Agreement constitutes the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity.

(f) Buyer represents and warrants to the Company and Seller that Buyer is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim for a brokerage commission, finder’s fee or like payment in connection with the purchase of the Shares.

(g) Buyer acknowledges that there are no representations, warranties, agreements or undertakings of Seller or the Company with respect to the transactions contemplated by this Agreement other than those set forth in this Agreement. Buyer acknowledges that neither the Company nor Seller has made any representation to Buyer about the advisability of the decision to purchase the Shares or the potential future value of the Shares. Buyer further represents and warrants to the Company and Seller that, in executing and delivering this Agreement, it has not relied on any statement or representation made by any legal counsel or investment advisor to, or other agent of, Seller or the Company.

3. Amendment to Registration Statement. At least two (2) hours prior to the filing of any such amendment with the Commission, the Company shall provide notice to Buyer of any amendment to the Registration Statement that would increase the top end of the price range reflected on the cover page of the prospectus forming a part of Amendment No. 2 to the Registration Statement (i.e., between $21.00 and $23.00 per share) (the “Amendment Notice”). In the event that Buyer receives an Amendment Notice, Buyer shall have the right, but not the obligation, within the two (2) hour period following receipt of the Amendment Notice, to terminate this Agreement by giving notice to the Company and Seller. Notwithstanding anything to the contrary contained in Section 8 hereof, notices under this Section 3 shall be given both by live telephone conversation and by email to be effective, in the case of Buyer, to [***] (provided that the email is sent to both of such persons at the following email addresses: [***]), in the case of Seller, to Brian M. Janson, Esq., (212) 373-3588 (provided that the email is sent to such person at the following email address: bjanson@paulweiss.com) and, in the case of the Company, to Dave Davis and Eric Levenhagen (provided that the email is sent to such persons at the following email addresses: dave.davis@suncountry.com and eric.levenhagen@suncountry.com).

4. Conditions to the Closing. The obligations of Seller and Buyer hereunder are subject to the satisfaction of the conditions set forth below on or before the Closing. If for any reason any of the conditions set forth in this Section 4 are not satisfied or waived by each party entitled to the benefit of such conditions at or prior to the Closing, or if the Closing shall not have occurred by April 7, 2021, then each party by written notice given to the other parties hereto shall have the right to elect to terminate this Agreement and each party shall be released from their obligations hereunder and shall have no further liability hereunder, provided, however, that nothing contained in this Section 4 shall relieve either party from liabilities or damages arising out of any fraud or willful breach by such party of this Agreement prior to such termination.

(a) Conditions to Buyer’s Obligations. Buyer’s obligation to purchase the Shares at the Closing is subject to the satisfaction of the following conditions:

(i) Representations and Warranties. The representations and warranties made by the Company and Seller in this Agreement shall have been true and correct as of the date hereof and shall be true and correct in all material respects (provided that the representations and warranties of Seller contained in Sections 2.2(a) through 2.2(g) shall be true and correct in all respects) as of the Closing with the same effect as though such representations and warranties had been made on and as of such date (except to the extent such representations and warranties speak as of a specific date, which shall be true and correct in all material respects as of such specific date).

(ii) Initial Public Offering. This Agreement shall not have been terminated pursuant to Section 3 hereof. The Registration Statement shall have been declared effective and the IPO shall close simultaneously with the transactions contemplated hereby.

(iii) IPO Proceeds. Gross proceeds from the sale of shares of Common Stock by the Company in the IPO shall not be less than $175,000,000.

(iv) Registration Rights Agreement. The Company, Seller and Buyer shall have executed and delivered the Registration Rights Agreement substantially in the form attached as Exhibit A hereto, which shall provide for “piggyback” rights in favor of Buyer.

(v) Delivery of Shares. The Shares shall have been delivered to Buyer’s account via DWAC.

(b) Conditions to Seller’s Obligations. Seller’s obligation to sell the Shares at the Closing is subject to the satisfaction of the following conditions:

(i) Representations and Warranties. The representations and warranties made by Buyer in this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Closing with the same effect as though such representations and warranties had been made on and as of such date (except to the extent such representations and warranties speak as of a specific date, which shall be true and correct as of such specific date).

(ii) Initial Public Offering. The Registration Statement shall have been declared effective and the IPO shall close simultaneously with the transactions contemplated hereby.

(iii) Payment of Purchase Price. Buyer shall have paid the applicable Purchase Price to Seller by wire transfer of immediately available funds to an account specified by Seller.

5. Expenses. Each of the Company, Buyer and Seller shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

6. Waiver and Release. Buyer hereby (a) waives and releases any claim (whether for rescission, damages or otherwise) it may have against Seller, the Company, any affiliate of any of the foregoing or any director, officer or agent of the foregoing (collectively, “Seller Parties”) arising solely out of or based solely on any aspect of the sale of the Shares to Buyer being not exempt from registration or qualification under federal or state securities laws, (b) agrees not, under any circumstances, to exercise any right of rescission arising solely out of or based solely on any aspect of the sale of the Shares to Buyer being not exempt from registration or qualification under federal or state securities laws, and (c) if it is ultimately determined that the agreements and waivers contained in the preceding clauses (a) and (b) are unenforceable, irrevocably agrees to contribute to Seller any proceeds received by Buyer from Seller as a result of any rescission action brought by Buyer based solely on any aspect of the sale of the Shares to Buyer being not exempt from registration or qualification under federal or state securities laws; provided, however, that (a), (b) and (c) shall not apply and Buyer will be free to pursue any claim against the Seller Parties and exercise any right of rescission arising out of or based on any aspect of the sale of the Shares to Buyer being not exempt from registration or qualification under federal or state securities laws if (i) any of the representations and warranties of Seller contained in Sections 2.2(e) and (f) are not true and correct in all respects and/or (ii) there is any fraud by any of the Seller Parties in connection with the transactions contemplated by this Agreement.

7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8. Notices. Notices given hereunder shall be deemed to have been duly given, only if given in writing, and on (i) the date of personal delivery, or (ii) on the date one day after being delivered to a reputable overnight courier with proper delivery instructions, to the party being notified at his, her, or its address specified on the applicable signature page hereto or such other address as the addressee may subsequently notify the other party of in writing.

9. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto or, in the case of a waiver, by the party waiving compliance. No waiver shall be deemed a waiver of any subsequent breach or default.

10. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof.

12. Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto.

13. Captions. Captions are for convenience only and are not deemed to be part of this Agreement. All references herein to numbered Sections are to Sections of this Agreement unless otherwise indicated.

14. Survival. The representations and warranties contained herein shall survive the Closing.

15. Counterparts. This Agreement may be executed by pdf and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Securities Purchase Agreement has been executed as of the date and year first above written.

BUYER:

PAR INVESTMENT PARTNERS, L.P.

By:	PAR Group II, L.P., its general partner

By:	PAR Capital Management, Inc., its general partner

By:	/s/ Steven M. Smith
	Name:	Steven M. Smith
	Title:	Chief Operating Officer and General Counsel

Address:	[***]

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, this Securities Purchase Agreement has been executed as of the date and year first above written.

SELLER:

SCA HORUS HOLDINGS, LLC By: AP VIII (SCA Stock AIV), LLC, its sole shareholder

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

Address:	c/o SCA Horus Holdings, LLC
9 West 57th Street
43rd Floor
New York, NY 10019

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, this Securities Purchase Agreement has been executed as of the date and year first above written.

COMPANY:

SUN COUNTRY AIRLINES HOLDINGS, INC.

By:	/s/ Eric Levenhagen
Name: Eric Levenhagen
Title: Chief Administrative Officer, General Counsel and Secretary

Address:	2005 Cargo Road
Minneapolis, MN 55450
Attn: Eric Levenhagen

[Signature Page to Stock Purchase Agreement]

Exhibit A

to

Securities Purchase Agreement

Registration Rights Agreement